Exhibit 10.7

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on June 23, 2025, by and among ProCap BTC, LLC, a Delaware limited liability company (together with its subsidiaries, the “Company”), ProCap Financial, Inc., a Delaware corporation (“Pubco”), Columbus Circle Capital Corp I, a Cayman Islands exempted company (“SPAC”) and the undersigned subscriber (“Subscriber”).

WHEREAS, on or about the date hereof, (a) SPAC, (b) Pubco, (c) Crius SPAC Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), (d) Company, (e) Crius Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Pubco (“Company Merger Sub”), and the other parties thereto, entered into a business combination agreement (as amended, modified, supplemented or waived from time to time, the “BCA”);

WHEREAS, pursuant to and in accordance with the BCA, (a) SPAC will de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Continuation”, and following the Continuation, the term “SPAC” shall refer to Columbus Circle Capital Corp I, a Delaware corporation), (b) following the Continuation, SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving corporation (such surviving corporation, the “SPAC Surviving Entity” and such merger, the “SPAC Merger”), and with the stockholders of SPAC receiving one share of common stock, par value $0.001 per share, of Pubco (“Pubco Common Stock”) for each share of common stock of SPAC, par value $0.001 per share (“SPAC Class A Shares”), held by such shareholder in accordance with the terms of the BCA, and (c) Company Merger Sub will merge with and into Company, with Company continuing as the surviving company (the “Company Surviving Entity”), and with Members of the Company receiving shares of Pubco Common Stock in exchange for their common units of the Company (the “Company Common Units”), and for their preferred, non-voting units of the Company (the “Company Preferred Units” together with the Company Common Units, the “Units”), respectively, in accordance with the terms of the BCA (the “Company Merger”, and together with the Continuation and the SPAC Merger, the “Mergers”, and together with the other transactions contemplated by the BCA, the “Transactions”), and as a result of which Mergers, SPAC Surviving Entity and the Company Surviving Entity will become direct wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the BCA and in accordance with applicable law;

WHEREAS, Subscriber desires to subscribe for and purchase from Pubco, that principal amount of Pubco’s 0.00% convertible senior secured notes due 2028 (the “Notes”), set forth on the signature page hereto (the “Subscribed Notes”) for an aggregate purchase price equal to 97% of the principal amount of the Subscribed Notes (the “Purchase Price”), and Pubco desires to issue and sell to Subscriber the Subscribed Notes in consideration of the payment of the Purchase Price by or on behalf of Subscriber to Pubco (the “Subscription”);

WHEREAS, concurrently with the execution of this Subscription Agreement (the “Closing Date”), Pubco will enter into subscription agreements (the “Other Subscription Agreements” and together with this Subscription Agreement, the “Subscription Agreements”) with certain other qualified institutional buyers (the “Other Subscribers” and together with Subscriber, the “Subscribers”), which are on substantially the same terms as the terms of this Subscription Agreement (other than the amount of the Notes to be subscribed for and purchased by the Other Subscribers), pursuant to which such investors shall agree to purchase on the Closing Date, inclusive of the Subscribed Notes, up to $235 million in aggregate principal amount of the Notes (the “Other Subscribed Notes” and together with the Subscribed Notes, the “Aggregate Subscribed Notes”);

WHEREAS, in connection with the issuance of the Notes on the Closing Date, Pubco and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will enter into an indenture in respect of the Notes, which indenture shall be in form to be mutually agreed between Pubco, and Subscriber (such agreement not to be unreasonably withheld, conditioned or delayed) and is attached hereto as Exhibit A (the “Indenture”); and

WHEREAS, in connection with the issuance of the Notes on the Closing Date, Pubco and U.S. Bank Trust Company, National Association, will enter into a collateral agreement in respect of the Notes, which collateral agreement shall be in form to be mutually agreed between SPAC, Pubco, and Subscriber (such agreement not to be unreasonably withheld, conditioned or delayed) in substantially the form attached hereto as Exhibit B (the “Collateral Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.       Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and Pubco hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price by or on behalf of Subscriber to Pubco, the Subscribed Notes (such subscription and issuance, the “Subscription”).

2.       Closing.

(a)       The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the same date as the Transactions, immediately following the consummation of the Mergers.

(b)       Pubco shall deliver written notice to Subscriber (the “Closing Notice”) at least five (5) Business Days before the anticipated Closing Date, specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to Pubco. Within (2) Business Days prior to the Closing Date, Subscriber shall deliver to Pubco such information as is reasonably requested in the Closing Notice in order for Pubco to issue the Subscribed Notes to Subscriber, including a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8. Subscriber shall deliver to Pubco, prior to 9:30 a.m. (Eastern time) on the Closing Date the Purchase Price in cash via wire transfer of United States dollars in immediately available funds to the account specified in the Closing Notice against delivery by Pubco to Subscriber of the Subscribed Notes in book entry form pursuant to the Deposit/Withdrawal at Custodian (“DWAC”) procedures of the Depository Trust Company (“DTC”), which will act as securities depository for the Notes, free and clear of any liens, encumbrances or other restrictions (other than those arising under the Indenture, the Collateral Agreement, this Subscription Agreement, the BCA, the certificate of formation and bylaws of Pubco as may be in effect from time to time (the “Pubco Organizational Documents”), state or federal securities laws or as otherwise mutually agreed to by Subscriber and Pubco in the Indenture or the Collateral Agreement (the “Permitted Collateral Liens”)), in the name of Subscriber or a custodian designated by Subscriber (which custodian shall have properly posted such DWAC for release by the Trustee through the facilities of DTC), as applicable. In the event that the consummation of the Transactions does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, Unless otherwise agreed to in writing by SPAC, Pubco, and Subscriber, Pubco shall promptly (but in no event later than three (3) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to Pubco by wire transfer in immediately available funds to the account specified by Subscriber and any Subscribed Notes shall be transferred by DWAC to the Trustee and deemed cancelled and no amounts will be owed under such Subscribed Notes. Notwithstanding such return or release (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 6, Subscriber shall remain obligated to deliver funds to Pubco, as set forth in the Closing Notice, following Pubco’s delivery to Subscriber and SPAC of a new Closing Notice in accordance with this Section 2 and Subscriber, Pubco and SPAC shall remain obligated to consummate the Closing upon satisfaction of the conditions set forth in this Section 2 following Pubco’s delivery to Subscriber and SPAC of a new Closing Notice; provided that only one new Closing Notice may be issued. For the purposes of this Subscription Agreement, “Business Day” means a day, other than a Saturday, Sunday or a day on which commercial banks in New York City (New York) are not open for a full business day for the general transaction of business.

(c)       The obligations of Subscriber, Pubco, and SPAC to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver by the parties hereto, of the conditions that, on the Closing Date:

(i)       all conditions precedent to the closing of the Transactions set forth in Article IX (Closing Conditions) of the BCA shall have been satisfied or waived by the person with the authority to give such waiver (other than any such conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) (as determined solely by the parties to the BCA in accordance therewith); and

(ii)       no governmental authority with competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose such restraint or prohibition;

(iii)       On or prior to the issuance of the Notes, Pubco will deposit or procure the deposit of the Bitcoin that will constitute the Collateral (as defined in the Collateral Agreement) under the Indenture and the Collateral Agreement into the Collateral Account (as defined in the Collateral Agreement.)

(d)       The obligations of SPAC and Pubco to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, waiver by SPAC or Pubco, of the additional conditions that, on the Closing Date:

(i)       all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects at and as of the Closing Date, as though made on and as of the Closing Date (other than (A) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties, and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, but without giving effect to consummation of the Transactions, or as of such earlier date, as applicable;

(ii)       Subscriber shall have wired the Purchase Price in accordance with Section 2(b) and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(e)       The obligations of Subscriber to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or waiver by Subscriber of the additional conditions that, on the Closing Date:

(i)       all representations and warranties of SPAC and Pubco contained in this Subscription Agreement shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (other than (A) representations and warranties that are qualified as to materiality, SPAC Material Adverse Effect or Pubco Material Adverse Effect (each as defined below), which representations and warranties shall be true in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by SPAC and Pubco, as the case may be, each of their representations, warranties, and agreements contained in this Subscription Agreement as of the Closing Date, but without giving effect to consummation of the Transactions, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a SPAC Material Adverse Effect or Pubco Material Adverse Effect;

(ii)       all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the any stock exchange on which the Pubco Common Stock will be listed (the “Stock Exchange”) and any stockholder approval required by applicable Stock Exchange rules and regulations) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Notes) required to be made in connection with the issuance and sale of the Subscribed Notes shall have been obtained or made, except where the failure to so obtain or make would not prevent the SPAC and Pubco from consummating the transactions contemplated hereby, including the issuance and sale of the Subscribed Notes to the Subscriber;

(iii)       SPAC and Pubco shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iv)       there has not occurred any SPAC Material Adverse Effect or Pubco Material Adverse Effect (both as defined below) since the date of this Subscription Agreement that is continuing, which the parties to the BCA have not waived.

(f)       Prior to or at the Closing, Subscriber shall deliver to SPAC and Pubco all such other information as is reasonably requested in order for Pubco to issue the Subscribed Notes to Subscriber, including, without limitation, the legal name of the person in whose name the Subscribed Notes are to be issued (or Subscriber’s nominee in accordance with its delivery instructions) and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

3.       SPAC and Pubco Representations and Warranties. Each of (i) SPAC, solely with respect to the representations and warranties set forth below relating to SPAC and except as set forth in the SEC Reports (as defined below) that are available prior to the date hereof on the SEC’s website through EDGAR (excluding any disclosures in such SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature, and excluding, for the avoidance of doubt, any content of such SEC Reports that have been redacted or omitted pursuant to applicable law), and (ii) Pubco, solely with respect to the representations and warranties set forth below relating to Pubco, represents, warrants, severally and not jointly, to Subscriber as of the date hereof and the Closing Date, that:

(a)       SPAC (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SPAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to SPAC that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on SPAC’s ability to consummate the transactions contemplated by this Subscription Agreement.

(b)       Pubco (i) is validly existing under the laws of the State of Delaware, (ii) has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted, and (iii) is duly licensed or qualified and in good standing (to the extent applicable) in all jurisdictions in which its ownership of property or character of its activities is such as to require it to be so licensed or qualified, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For purposes of this Subscription Agreement, a “Pubco Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Pubco that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Pubco’s ability to consummate the transactions contemplated by this Subscription Agreement.

(c)       The Notes to be issued and sold by Pubco hereunder have been duly authorized and, on the Closing Date, will be duly executed and delivered by Pubco and when authenticated by the Trustee as provided herein and in the Indenture relating thereto, against payment of the consideration set forth herein, will be valid and binding obligations of Pubco, enforceable against Pubco in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability, and will be entitled to the benefits of the Indenture relating thereto.

(d)       The issuance of the shares of Pubco Common Stock underlying the Subscribed Notes is duly authorized, and upon issuance upon the conversion of the Subscribed Notes in accordance with the Subscribed Notes and with the terms of this Subscription Agreement, the shares of Pubco Common Stock underlying the Subscribed Notes will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than Permitted Collateral Liens), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Pubco Organizational Documents (as in effect at such time of issuance) or under the laws of the State of Delaware.

(e)       This Subscription Agreement and the Other Subscription Agreements (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by SPAC and Pubco and the Transaction Documents constitute the valid and legally binding obligation of SPAC and Pubco, enforceable against SPAC and Pubco in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity (collectively, the “Enforceability Exceptions”). The Indenture has been duly authorized by Pubco and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of Pubco, enforceable against Pubco, in accordance with its terms, subject to the Enforceability Exceptions. The Collateral Agreement has been duly authorized by Pubco and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of Pubco, enforceable against Pubco, in accordance with its terms, subject to the Enforceability Exceptions.

(f)       The Subscribed Notes are not, and following the Closing, will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of Subscriber or any other holder of the Subscribed Notes to pledge, sell, assign or otherwise transfer the Subscribed Notes under any organizational document, policy or agreement of, by or with Pubco, but excluding the restrictions on transfer to be described in the Indenture and Section 4(e) of this Subscription Agreement with respect to the status of the Subscribed Notes as “restricted securities” pending their registration for resale under the Securities Act of 1933, as amended (the “Securities Act”), in accordance with the terms of this Subscription Agreement.

(g)       Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Notes hereunder, the compliance by Pubco with all of the provisions of this Subscription Agreement applicable to Pubco and the consummation of the transactions contemplated here will not (i) materially conflict with or result in a breach or violation of any of the material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the Permitted Collateral Liens) upon any of the property or assets of Pubco pursuant to the terms of (ii) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Pubco is a party or by which Pubco is bound or to which any of the property or assets of Pubco is subject, except as would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect or materially affect the validity of the Notes or the legal authority of Pubco to comply in all material respects with the terms of this Subscription Agreement; (iii) the Pubco Organizational Documents; or (iv) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Pubco or any of its properties, except as (i) set forth in the Collateral Agreement and (ii) would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect or materially affect the validity of the Notes or the legal authority of Pubco to comply in all material respects with the terms of this Subscription Agreement.

(h)       Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Notes hereunder, the compliance by SPAC with all of the provisions of this Subscription Agreement applicable to SPAC and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC pursuant to the terms of (ii) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC is a party or by which SPAC is bound or to which any of the property or assets of SPAC is subject, except as would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect or materially affect the validity of the Notes or the legal authority of SPAC to comply in all material respects with the terms of this Subscription Agreement; (iii) the organizational documents of SPAC; or (iv) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SPAC or any of its properties, except as (i) set forth in the Collateral Agreement and (ii) would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect or materially affect the validity of the Notes or the legal authority of SPAC to comply in all material respects with the terms of this Subscription Agreement.

(i)       Assuming the accuracy of Subscriber’s representations and warranties in Section 4, neither SPAC nor Pubco is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Stock Exchange) or other person in connection with the execution, delivery and performance by Pubco of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Notes), other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below), (ii) the filings required by applicable state or federal securities laws, (iii) the filings required by the Stock Exchange, including with respect to obtaining stockholder approval, if required, and (iv) filings required to consummate the Transactions as provided under the BCA, (v) filings in connection with or as a result of any publicly available written guidance, comments, requirements or requests of the SEC staff under the Securities Act (the “SEC Guidance”) and (vi) any filings the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Pubco Material Adverse Effect or have a material adverse effect on Pubco’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Notes.

(j)       The forms, reports, schedules, statements, registration statements, prospectuses, and other documents required to be filed or furnished by SPAC with the SEC under the Securities Act and/or the Exchange Act (collectively, and together with any amendments, restatements or supplements thereto, the “SEC Reports”) (x) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, as applicable, and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 3(j), the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC.

(k)       The financial statements and notes of SPAC contained or incorporated by reference in the SEC Reports (the “SPAC Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of SPAC at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(l)       Since the SPAC’s initial public offering, (i) SPAC has not received any complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of SPAC or its internal accounting controls, including any such complaint, allegation, assertion or claim that SPAC has engaged in questionable accounting or auditing practices and (ii) there have been no internal unresolved, material investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, the board of directors of the SPAC or any committee thereof.

(m)       SPAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) that are designed to ensure that material information relating to SPAC and other material information required to be disclosed by SPAC in the reports and other documents that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to SPAC’s principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure. Such disclosure controls and procedures are effective in timely alerting SPAC’s principal executive officer and principal financial officer to material information required to be included in SPAC’s periodic reports required under the Exchange Act.

(n)       SPAC maintains systems of internal accounting controls that are sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures that are sufficient to provide reasonable assurance: (i) that SPAC maintains records that in reasonable detail accurately and fairly reflect, in all material respects, its transactions and dispositions of assets; (ii) that transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) that transactions are executed, and access to assets is permitted, in accordance with management’s general or specific authorization; and (iv) that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Neither SPAC nor SPAC’s independent auditors identified or have been made aware of any “significant deficiencies” or “material weaknesses” (as defined by the PCAOB) in the design or operation of SPAC’s internal controls over financial reporting which would reasonably be expected to adversely affect SPAC’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. SPAC has no knowledge of any fraud or whistle-blower allegations, whether or not material, that involve management or other employees or consultants who have or had a significant role in the internal control over financial reporting of SPAC. Since the SPAC’s initial public offering, there have been no material changes in SPAC’s internal control over financial reporting.

(o)       There are no outstanding loans or other extensions of credit made by SPAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SPAC, in their capacity as such, and SPAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(p)       None of the information supplied or to be supplied by or on behalf of SPAC or any of its Affiliates (including the SPAC’s sponsor, Columbus Circle 1 Sponsor Corp LLC, a Delaware limited liability company) expressly for inclusion or incorporation by reference: (a) in any Current Report on Form 8-K and any exhibits thereto or any other report, form, registration or other filing made with any governmental authority (including the SEC) with respect to the Transactions; (b) in the registration statement to be filed by Pubco in connection with the Transactions; or (c) in the mailings or other distributions to the SPAC shareholders with respect to the consummation of the Transactions or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(q)       As of the date hereof, the authorized capital stock of Pubco consists of (i) 550,000,000 shares of Pubco Common Stock. As of the date hereof and prior to giving effect to the Transactions, there is one (1) share of Pubco Common Stock issued and outstanding. All issue and outstanding shares of Pubco Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights. Other than the subsidiaries of Pubco to be formed after the date hereof pursuant to the BCA, Pubco has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which Pubco is a party or by which it is bound relating to the voting of any shares of Pubco Common Stock or other equity interests in Pubco, other than as contemplated by the BCA. There are no securities or instruments issued by or to which Pubco is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Subscribed Notes.

(r)       As of the date hereof, the authorized share capital of SPAC consists of 550,000,000 shares, consisting of (i) 500,000,000 SPAC Class A Ordinary Shares, (ii) 50,000,000 Class B ordinary shares, par value $0.0001 per share (the “SPAC Class B Ordinary Shares” and together with SPAC Class A Ordinary Shares, the “SPAC Ordinary Shares”), and (iii) 5,000,000 preference shares, par value $0.0001 per share (the “SPAC Preference Shares”). As of the date hereof and prior to giving effect to the Transactions: (i) 25,705,000 SPAC Class A Ordinary Shares were issued and outstanding; (ii) 8,333,333 SPAC Class B Ordinary Shares were issued and outstanding; and (iii) no SPAC Preference Shares were issued and outstanding. All issue and outstanding SPAC Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights. Other than the subsidiaries of SPAC to be formed after the date hereof pursuant to the BCA, SPAC has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which SPAC is a party or by which it is bound relating to the voting of any SPAC Ordinary Shares or other equity interests in SPAC, other than as contemplated by the BCA or as described in the SEC Reports. Except with respect to the SPAC Class B Ordinary Shares, there are no securities or instruments issued by or to which SPAC is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Subscribed Notes.

(s)       SPAC is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that SPAC is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act, the Exchange Act, and the rules and regulations thereunder, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to any SEC Guidance.

(t)       Pubco is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that Pubco is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act, the Exchange Act, and the rules and regulations thereunder, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to any SEC Guidance.

(u)       Upon consummation of the Transactions, the Pubco Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and will be approved for listing on the Stock Exchange, subject to official notice of issuance.

(v)       Upon consummation of the Transactions, the Pubco Common Stock will be eligible for electronic transfer through the DTC or another established clearing corporation and the Subscribed Notes will be eligible for clearance and settlement through DTC under a Rule 144A CUSIP.

(w)       Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act or state securities laws is required for the offer and sale of the Notes by Pubco to Subscriber or the Other Subscribers in the manner contemplated by this Subscription Agreement or the Other Subscription Agreements, as the case may be. The issuance and sale of the Subscribed Notes hereunder will not contravene the rules and regulations of the Stock Exchange.

(x)       Pubco has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of Pubco that could result in the sale of the Subscribed Notes not being exempt from the registration requirements of Section 5 of the Securities Act.

(y)       Upon consummation of the Transactions, the Subscribed Notes, when issued, will not be of the same class as a securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

(z)       Pubco acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Notes may be pledged by the Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Subscribed Notes hereunder, and the Subscriber effecting a pledge of Subscribed Notes shall not be required to provide Pubco with any notice thereof or otherwise make any delivery to Pubco pursuant to this Subscription Agreement; provided that such pledge shall be pursuant to an available exemption from the registration requirements of the Securities Act.

(aa) Neither Pubco nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Notes.

(bb) Pubco is not, and immediately after receipt of payment for the Subscribed Notes and consummation of the Transactions will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(cc) Pubco acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm’s length purchaser with respect to this Subscription Agreement and the transactions contemplated hereby. Pubco further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of Pubco (or in any similar capacity) with respect to this Subscription Agreement and the transactions contemplated hereby and thereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with this Subscription Agreement and the transactions contemplated hereby and thereby is merely incidental to the Subscriber’s purchase of the Subscribed Notes. Pubco further represents to each Subscriber that Pubco’s decision to enter into this Subscription Agreement and the Other Subscription Agreements has been based solely on the independent evaluation of the transactions contemplated hereby by Pubco and its representatives.

(dd) Anything in this Subscription Agreement or elsewhere herein to the contrary notwithstanding (except for Section 5 hereof), it is understood and acknowledged by Pubco that (y) one or more Subscribers may engage in hedging activities at various times during the period that the Subscribed Notes are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in Pubco at and after the time that the hedging activities are being conducted. Pubco acknowledges that, so long as such aforementioned hedging activities are in compliance with this Subscription Agreement, such hedging activities do not constitute a breach of this Subscription Agreement or any of the Transaction Documents.

(ee) Except for such matters as have not had and would not reasonably be expected to have a SPAC Material Adverse Effect or Pubco Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of SPAC or Pubco, threatened in writing against SPAC or Pubco or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against SPAC or Pubco, as applicable.

(ff) Except for any placement fees payable to the Placement Agents, no brokerage or finder’s fees or commissions are or will be payable by SPAC or Pubco to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3 that may be due in connection with the transactions contemplated by the Transaction Documents.

(gg) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)(viii) of the Securities Act (a “Disqualification Event”) is applicable to Pubco, except for a Disqualification Event as to which Rule 506(d)(2) or (d)(3) of the Securities Act is applicable.

(hh) Pubco acknowledges that there have been no representations, warranties, covenants and agreements made to Pubco by or on behalf of the Subscriber, any of its respective affiliates or any of its or their control persons, officers, directors, employees, partners, agents or representatives, expressly or by implication, regarding the transactions contemplated by this Subscription Agreement other than those representations, warranties, covenants and agreements included in this Subscription Agreement (inclusive of the exhibits and schedules attached hereto).

(ii)       The proceeds from the Subscribed Notes contemplated by the Subscription will be utilized for purposes of acquiring Bitcoin, and to maintain cash and cash equivalents in as collateral for the Aggregate Subscribed Notes (less transaction expenses and fees).

(jj) Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the use of proceeds, the BCA, or as otherwise to be disclosed in the documents to be issued pursuant to Section 8(s), Pubco confirms that neither it nor any other Person acting on its behalf has provided any of the Subscribers with any information that it believes constitutes non-public information. Pubco understands and confirms that the Subscribers will rely on the foregoing representation in effecting transactions in securities of Pubco. Pubco acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

(kk) Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 4, neither Pubco, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Subscribed Notes to be integrated with prior offerings by Pubco for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Stock Exchange on which any of the securities of Pubco are listed or designated.

(ll) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Pubco Material Adverse Effect, Pubco (i) has made or filed all federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

(mm) Pubco nor to the knowledge of Pubco, any agent or other person acting on behalf of Pubco, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Pubco (or made by any person acting on its behalf of which Pubco is aware) which is in violation of law, or (iv) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

(nn) Pubco has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of Pubco to facilitate the sale or resale of any of the Subscribed Notes, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Subscribed Notes, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Pubco, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Subscribed Notes.

(oo)       Pubco is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and Pubco shall so certify upon Subscriber’s request.

(pp) Pubco is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither Pubco nor any of its affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither Pubco nor any of its affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(qq) Neither Pubco nor to the knowledge of Pubco, any director, officer, agent, employee, affiliate or representative of Pubco is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is Pubco located, organized or resident in a country or territory that is the subject of Sanctions; and Pubco will not directly or indirectly use the proceeds of the sale of the Subscribed Notes, or lend, contribute or otherwise make available such proceeds to any joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(rr) The operations of Pubco are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Pubco with respect to the Money Laundering Laws is pending or, to the knowledge of Pubco, threatened.

(ss) Pubco agrees that, notwithstanding Section 8(j) of this Subscription Agreement, the Placement Agents may rely upon the representations and warranties made by Pubco to Subscriber in this Subscription Agreement.

(tt) Anything in this Subscription Agreement or elsewhere herein to the contrary notwithstanding (except for Section 3(uu), and Section 8(w) hereof), it is understood and acknowledged by the Pubco and the SPAC that: (i) none of the Subscribers has been asked by either Pubco or the SPAC to agree, nor, to the knowledge of either Pubco or the SPAC, has any Subscriber agreed, to desist from purchasing or selling, long and/or short, securities of the Pubco or the SPAC, or “derivative” securities based on securities issued by the Pubco or the SPAC or to hold the Subscribed Notes (or the Pubco Common Stock issuable upon conversion of the Subscribed Notes) for any specified term, (ii) past or future open market or other transactions by any Subscriber, specifically including, without limitation, “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Pubco Common Stock or SPAC Ordinary Shares) (“Short Sales”) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the publicly-traded securities of either Pubco or SPAC, (iii) after the execution of this Agreement, any Subscriber, and counter-parties in “derivative” transactions to which any such Subscriber is a party, directly or indirectly, may have a “short” position in the SPAC Ordinary Shares or warrants of SPAC and (iv) each Subscriber shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Pubco and SPAC further understand and acknowledge that, (y) one or more Subscribers and their affiliates (as used in and construed under Rule 405 of the Securities Act) may engage in hedging activities at various times at any time after the date hereof, including during the period that the Subscribed Notes are outstanding, and including, without limitation, during the periods that the value of the Pubco Common Stock issuable upon conversion of the Subscribed Notes is being determined, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the SPAC at and after the time that the hedging activities are being conducted. The SPAC and Pubco acknowledge that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(uu) Other than consummating the transactions contemplated hereunder, such Subscriber has not, nor has any Person acting on behalf of or pursuant to any understanding with such Subscriber, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the SPAC during the period commencing as of the time that such Subscriber first received a term sheet (written or oral) from the SPAC, Pubco, Placement Agents or any other Person representing the SPAC or Pubco setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Subscriber’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Subscriber has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.       Subscriber Representations and Warranties. Subscriber represents and warrants to SPAC and Pubco that as of the date hereof and the Closing Date:

(a)       Subscriber (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.

(b)       This Subscription Agreement has been duly executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by SPAC and Pubco, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors generally and by the availability of equitable remedies.

(c)       The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Notes and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties, except, in the case of clauses (i) and (iii), as would not reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Notes.

(d)       Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in either case, satisfying the applicable requirements set forth on Annex A hereto, and an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Subscribed Notes only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Notes as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Notes with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws (and has provided SPAC and Pubco with the requested information on Annex A). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Notes.

(e)       Subscriber understands that the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes have not been registered under the Securities Act. Subscriber understands that the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes may not be offered, resold, transferred, pledged (other than in connection with ordinary course prime brokerage relationships) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to Pubco or a subsidiary thereof, or (ii)  pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book-entry positions or certificates representing the Subscribed Notes or the Pubco Common Stock issuable upon conversion of the Subscribed Notes shall contain the legend set forth in this Section 4(e). Subscriber understands and agrees that the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes will be subject to Transfer Restrictions under applicable securities laws and, as a result of these Transfer Restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge (other than in connection with ordinary course prime brokerage relationships) or otherwise dispose of the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes and may be required to bear the financial risk of an investment in the Subscribed Notes for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least one year following the filing of certain required information with the Commission after the Closing Date. Subscriber understands that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, pledge, transfer or disposition of any of the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes.

(f)       Each book entry for the Subscribed Notes shall contain a notation, and each certificate (if any) evidencing the Notes shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE (NOTWITHSTANDING THE FOREGOING, THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES). BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF PROCAP FINANCIAL, INC. (“PUBCO”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO PUBCO OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR

(E) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. PRIOR TO THE REGISTRATION OF ANY TRANSFER PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PUBCO AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(g)       Subscriber agrees that none of (i) any Other Subscriber pursuant to an Other Subscription Agreement or any other agreement related to the private placement of Pubco Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Placement Agents, shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber or any Other Subscriber, or any person claiming through Subscriber or any Other Subscriber, pursuant to this Subscription Agreement or related to the private placement of the Subscribed Notes, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing parties in connection with the purchase of the Subscribed Notes.

(h)       In making its decision to purchase the Subscribed Notes (including the Pubco Common Stock issuable upon conversion of the Subscribed Notes), Subscriber has relied solely upon an independent investigation made by Subscriber and SPAC’s, and Pubco’s respective representations in this Subscription Agreement and in the Indenture (and no other representations and warranties). Subscriber has not relied on any statements or other information provided by or on behalf of SPAC, Pubco, or the Company (including the Placement Agents) concerning SPAC, Pubco, or the Company, the Subscribed Notes or the Subscription, and has been offered the opportunity to ask questions of SPAC, Pubco, and the Company and has received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Notes. Subscriber acknowledges and agrees that Subscriber has had access to, has received, and has had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes, including with respect to SPAC, Pubco, the Company and the Transactions, and Subscriber has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscriber’s investment in the Subscribed Notes. Without limiting the generality of the foregoing, Subscriber acknowledges that Subscriber has reviewed the SPAC’s filings with the Commission, the risk factors set forth therein, and a summary of risks set forth in Exhibit C. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Notes, including but not limited to information concerning SPAC, Pubco, the Company, the BCA, the Subscription, the Indenture, and the Collateral Agreement. Subscriber acknowledges and understands that Pubco may possess material, nonpublic information regarding Pubco not known to Subscriber that may impact the value of Pubco and the Subscribed Notes. Subscriber understands, based on its experience, the disadvantage to which Subscriber is subject due to the disparity of information between Subscriber and Pubco. Notwithstanding such disparity, Subscriber has deemed it appropriate to enter into this Subscription Agreement and to consummate the transactions contemplated hereunder. Subscriber acknowledges and agrees that none of Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC and Clear Street LLC acting as placement agents to Pubco (the “Placement Agents” and each a “Placement Agent”), nor any affiliate of the Placement Agents, SPAC, Pubco, the Company, or any of such person’s or its or their respective affiliates’ Representatives has provided Subscriber with any information or advice with respect to the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes nor is such information or advice necessary or desired. None of SPAC, Pubco, the Company, Placement Agents or any of their respective affiliates have made or makes any representation or warranty, whether express or implied, of any kind or character as to the Company, SPAC, Pubco or the quality or value of the Subscribed Notes, and the Placement Agents and/or one or more of their respective affiliates may have acquired non-public information with respect to Pubco which Subscriber agrees need not be provided to it. In connection with the issuance of the Subscribed Notes to Subscriber, neither the Placement Agents nor any of their affiliates have acted as a financial advisor or fiduciary to Subscriber.

(i)       Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company, SPAC and Pubco; provided that each of the Company, SPAC and Pubco agree that neither the Company, SPAC or Pubco, nor any of their respective officers, directors, employees or agents will provide the Subscriber with any material, non-public information regarding the Company, SPAC or Pubco or any of their respective subsidiaries, as applicable, from and after the date of this Subscription Agreement without the express prior written consent of the Subscriber (which may be granted or withheld in such Subscriber’s sole discretion).

(j)       Subscriber became aware of this offering of the Subscribed Notes solely by means of direct contact between Subscriber and Pubco or by means of contact from the Placement Agents and/or their respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons (such parties referred to collectively as “Representatives”). The Subscribed Notes were offered to Subscriber solely by direct contact between Subscriber and Pubco, the Placement Agents, and/or their respective Representatives. Subscriber did not become aware of this offering of the Subscribed Notes, nor were the Subscribed Notes offered to Subscriber, by any other means, and none of Pubco, the Placement Agents, or their respective Representatives acted as investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, Pubco, the Placement Agents, and/or their respective Representatives), other than the representations and warranties expressly set forth in this Subscription Agreement, in making its investment or decision to invest in Pubco. Subscriber acknowledges that Pubco represents and warrants that the Subscribed Notes (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(k)       Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes, including those set forth in the Exhibit C. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber acknowledges that it (i) is a sophisticated investor, experienced in investing in business and financial transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating its purchase of the Subscribed Notes (including the Pubco Common Stock issuable upon conversion of the Subscribed Notes). Subscriber understands that the purchase and sale of the Subscribed Notes hereunder meets (A) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (B) the institutional customer exemption under FINRA Rule 2111(b).

(l)       Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes and determined that the Subscribed Notes are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in Pubco. Subscriber acknowledges specifically that a possibility of total loss exists.

(m)       Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Notes (including the Pubco Common Stock issuable upon conversion of the Subscribed Notes) or made any findings or determination as to the fairness of this investment.

(n)       The operations of the Subscriber have been conducted in material compliance with the rules and regulations administered or conducted by OFAC applicable to such Subscriber. Such Subscriber has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions, or otherwise the subject of Sanctions, except as permitted under Sanctions.

(o)       If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Internal Revenue Code of 1986, as amended (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”), Subscriber represents and warrants that (i) neither Pubco nor any of its respective affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Subscribed Notes, and none of Pubco or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Subscribed Notes, and none of Pubco or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Subscribed Notes and (ii) its purchase of the Subscribed Notes will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

(p)       At the Closing, Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2(b) of this Subscription Agreement.

(q)       No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Subscribed Notes. The Placement Agents and each of their respective Representatives have made no independent investigation with respect to Pubco, or its subsidiaries, or the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes or the accuracy, completeness or adequacy of any information supplied to Subscriber by Pubco. In connection with the issue and purchase of the Subscribed Notes and the Pubco Common Stock issuable upon conversion of the Subscribed Notes, none of the Placement Agents have acted as Subscriber’s financial advisor or fiduciary.

(r)       Subscriber agrees that, notwithstanding Section 8(j) of this Subscription Agreement, the Placement Agents may rely upon the representations and warranties made by Subscriber to Pubco in this Subscription Agreement.

(s)       Subscriber agrees that no foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) or will acquire a substantial interest in Pubco as a result of the purchase and sale of securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over Pubco from and after the Closing as a result of the purchase and sale of the Subscribed Notes hereunder.

(t)       No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on SPAC or Pubco.

(u)       Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision, including any group acting for the purpose of acquiring, holding or disposing of equity securities of SPAC or Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(v)       At all times on or prior to the Closing Date, Subscriber has no binding commitment to dispose of or otherwise transfer (directly or indirectly), any of the Subscribed Notes.

(w)       Subscriber covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, has executed or will execute any purchases or sales of any of securities of SPAC during the period that commenced at the time that Subscriber first learned of the transactions contemplated hereunder and ending at such time that the transactions contemplated by this Subscription Agreement are first publicly announced pursuant to the initial press release as described in Section 8(r). Subscriber covenants that until such time as the transactions contemplated by this Subscription Agreement are publicly disclosed by SPAC, Pubco, and the Company pursuant to the initial press release as described in Section 8(r), Subscriber will maintain the confidentiality of the existence and terms of the Subscription and the Transactions and the transactions contemplated hereby. Notwithstanding the foregoing and notwithstanding anything contained in this Subscription Agreement to the contrary, SPAC and Pubco expressly acknowledge and agree that Subscriber shall have no duty of confidentiality as set forth in this Section 4(w) to SPAC after the issuance of the initial press release as described in Section 8(r). Notwithstanding the foregoing, in the case that Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Notes covered by this Subscription Agreement.

(x)       Except for the representations and warranties contained in this Section 4, Subscriber makes no express or implied representation or warranty, and Subscriber hereby disclaims any such representation or warrant with respect to the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated herein.

5.       Registration of Subscribed Notes and Underlying Pubco Common Stock.

(a)       Subject to Section 5(c), Pubco agrees that, as soon as practicable but in no event later than forty-five (45) calendar days following the Closing Date, Pubco will file with the Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of the Subscribed Notes and the shares of Pubco Common Stock issuable upon conversion of the Subscribed Notes (such securities, the “Registrable Securities,” and such registration statement, the “Registration Statement”), and Pubco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than seventy-five (75) calendar days after the Closing Date (the “Effectiveness Deadline,” and such obligation, the “Registration Obligation”); provided, that the Effectiveness Deadline shall be extended by a maximum of ninety (90) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further that Pubco shall request the Registration Statement declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Pubco will provide a draft of the Registration Statement to Subscriber at least two (2) Business Days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Subscriber prior to the filing of the Registration Statement, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Subscriber be identified as a statutory underwriter; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco. Notwithstanding the foregoing, if the Commission or its regulations prevent Pubco from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders, noteholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and noteholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, Pubco shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to seventy-five (75) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request that such Registration Statement be declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Any failure by Pubco to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve Pubco of its obligations to file or effect a Registration Statement as set forth in this Section 5.

(b)       Pubco agrees that, except for such times as Pubco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, Pubco will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Subscriber ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement and (ii) the first date on which Subscriber can sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or shares received upon conversion thereof) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Pubco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the earliest of clauses (i) and (ii), the “End Date”). Prior to the End Date, Pubco (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on the Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. Pubco will use its commercially reasonable efforts to (A) for so long as Subscriber holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements to enable Subscriber to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Subscriber, deliver all the necessary documentation to cause Pubco’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to Pubco (or its successor) as may be reasonably required to enable Pubco to make the determination described above.

(c)       Pubco’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to Pubco a completed selling stockholder or noteholder questionnaire in customary form that contains such information regarding Subscriber, the securities of Pubco held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pubco to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder or noteholder in similar situations, including providing that Pubco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement; provided, that Pubco shall request such information from Subscriber, including the selling stockholder or noteholder questionnaire, at least five (5) Business Days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by Pubco pursuant to this Subscription Agreement, Pubco shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. Notwithstanding anything to the contrary contained herein, Pubco may from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement, if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would materially adversely affect Pubco, (C) in the good faith judgment of the majority of the members of Pubco’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to Pubco, (D) the majority of the board determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Guidance, (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement, or (F) Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to in Section 5(c)(A) and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement (each such circumstance, a “Suspension Event”); provided, that, (w) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than forty-five (45) consecutive days or more than ninety (90) total calendar days in any consecutive three hundred sixty (360) day period, or more than one (1) time in any consecutive three hundred sixty (360) day period and (x) Pubco shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such securities as soon as practicable thereafter.

(d)       Upon receipt of any written notice from Pubco of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than one (1) Business Day from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than one (1) Business Day from the date of such Suspension Event, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by Pubco, Subscriber will deliver to Pubco or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(e)       For purposes of this Section 5 (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any person to which the rights under this Section 5 shall have been duly assigned.

(f)       Pubco shall indemnify, defend and hold harmless Subscriber, (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are (1) based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or (2) result from or in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 5(d). Notwithstanding the foregoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Pubco (which consent shall not be unreasonably withheld or delayed). Pubco shall provide Subscriber with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 5 of which Pubco receives notice whether oral or in writing.

(g)       Subscriber shall, severally and not jointly with any Other Subscriber in the offering contemplated by this Subscription Agreement, indemnify, defend and hold harmless Pubco, its directors, officers, members, managers, partners, agents and employees, each person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to Pubco by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the United States dollars amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(h)       Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(i)       The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Subscription Agreement.

(j)       If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by such Subscriber from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 5, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(j) from any person or entity who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5(j) shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

(k)        The Subscriber may deliver written notice (an “Opt-Out Notice”) to Pubco requesting that the Subscriber not receive notices from Pubco otherwise required by this Section 5; provided, however, that the Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Subscriber (unless subsequently revoked), (i) Pubco shall not deliver any such notices to the Subscriber and the Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Subscriber’s intended use of an effective Registration Statement, the Subscriber will notify Pubco in writing at least two Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(k)) and the related suspension period remains in effect, Pubco will so notify the Subscriber, within one Business Day of the Subscriber’s notification to Pubco, by delivering to the Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide the Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain any material, nonpublic information or subject the Subscriber to any duty of confidentiality).

(l)        For purposes of this Section 5, (i) “Subscriber” shall include any person to whom the rights under this Section 5 shall have been duly assigned and (ii) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities acquired by the Subscriber pursuant to this Subscription Agreement and any other equity security issued or issuable with respect to such Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.

6.       Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the BCA is terminated in accordance with its terms; or (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. SPAC or Pubco shall notify Subscriber of the termination of the BCA promptly after the termination thereof. Upon the termination hereof in accordance with this Section 6, any monies paid by Subscriber in connection herewith shall promptly (and in any event within two (2) Business Days) be returned in full to Subscriber by wire transfer of United States dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding except as required by law, charges or set-off, whether or not the Transactions shall have been consummated.

7.       Trust Account Waiver. Subscriber hereby acknowledges that SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Subscriber further acknowledges that, as described in the final prospectus relating to SPAC’s initial public offering (“IPO”) filed with the SEC (File Nos. 333-286778 and 333-287336) on May 19, 2025 (the “Prospectus”), substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s IPO and a private placement of its securities and substantially all of those proceeds (including interest accrued from time to time thereon) have been deposited into a trust account (the “Trust Account”) for the benefit of SPAC and its public shareholders. As described in the Prospectus, the funds held from time to time in the Trust Account may only be released upon certain conditions. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind (“Claim”) to, or to any monies or other assets in, the Trust Account, and hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Claim to, or to any monies or other assets in, the Trust Account that it may have now or in the future as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Subscribed Notes, in or to any monies held in the Trust Account (or any distributions therefrom directly or indirectly to SPAC’s public shareholders). In the event that Subscriber has any Claim against SPAC as a result of, or arising out of, this Subscription Agreement, the Other Subscription Agreements, the transactions contemplated hereby and thereby, or the Subscribed Notes, Subscriber agrees not to seek recourse against the Trust Account or any funds distributed therefrom (it being clarified that such waiver shall not apply following the Closing to the Trust Account funds that are released from the Trust Account to SPAC or Pubco in connection with the Transactions). Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SPAC to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. To the extent Subscriber commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Subscriber hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such Claim shall not permit Subscriber (or any person claiming on Subscriber’s behalf or in lieu of Subscriber) to have any Claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 7 shall be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with SPAC’s organizational documents in respect of any redemptions by Subscriber in respect of SPAC Class A Ordinary Shares acquired by any means other than pursuant to this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 7 shall survive termination of this Subscription Agreement.

8.       Miscellaneous.

(a)       All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 8(a).

(b)       Subscriber acknowledges that (i) SPAC, Pubco, the Placement Agents and others, including Pubco, will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement and (ii) the Placement Agents will rely on the representations and warranties made by Subscriber contained in this Subscription Agreement; provided however, that the foregoing clause of this Section 8(b) shall not give SPAC or Pubco any rights other than those expressly set forth herein. Prior to the Closing, Subscriber agrees to promptly notify SPAC and Pubco if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. SPAC and Pubco acknowledge that Subscriber and others (including the Placement Agents) will rely on the acknowledgments, understandings, agreements, representations and warranties of Pubco contained in this Subscription Agreement. Prior to the Closing, SPAC and Pubco agree to promptly notify Subscriber, if they become aware that any of the acknowledgments, understandings, agreements, representations and warranties of SPAC or Pubco, respectively, set forth herein are no longer accurate in all material respects.

(c)       Each of SPAC, Pubco and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as requested or required by law, rule or regulation in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided that Pubco will provide Subscriber with at least three (3) Business Days’ prior written notice of such production to the extent legally permissible and subject to Section 8(s).

(d)       Regardless of whether the Closing occurs, each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(e)       Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Notes acquired hereunder and the rights set forth in Section 5) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to SPAC or Pubco hereunder may be transferred or assigned by SPAC or Pubco without the prior written consent of Subscriber (such consent not to be unreasonably withheld, conditioned or delayed), other than in connection with the Transactions. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) upon written notice to SPAC and Pubco or, with SPAC’s and Pubco’s prior written consent, to another person; provided, that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment and provided further that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless SPAC and Pubco has given their prior written consent to such relief. Any purported assignment or transfer in violation of this Section 8(e) shall be null and void.

(f)       All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(g)       SPAC and Pubco may request from Subscriber such additional information as SPAC or Pubco may reasonably determine to be necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Notes and to register the Subscribed Notes for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that SPAC and Pubco agree to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that SPAC and Pubco may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of SPAC or Pubco, an annex to a proxy statement of SPAC or Pubco or as an exhibit to a registration statement of Pubco.

(h)       This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto; provided, that this Subscription Agreement may be amended, modified, waived or terminated with the written consent of Pubco and the majority of the Subscribers of then outstanding Subscribed Notes pursuant to this Subscription Agreement and the Other Subscription Agreements; provided further, that Section 4, this Section 8(h), and Section 8(k) of this Subscription Agreement may not be amended, terminated or waived in a manner that is material and adverse to any Placement Agent without the written consent of such Placement Agent (the “Required Subscribers”). Upon the effectuation of such waiver, modification, amendment or termination with the consent of the Required Subscribers (and if required, the Placement Agents) in accordance with this Section 8(h), such amendment, modification, waiver or termination shall be binding on Subscriber whether or not Subscriber consented to such amendment, modification, waiver or termination. Pubco shall promptly give written notice thereof to Subscriber if Subscriber has not previously consented to such amendment, modification, waiver or termination in writing; provided that the failure to give such notice shall not affect the validity of such amendment, modification, waiver or termination. Notwithstanding anything to the contrary herein, (i) any amendment, modification or waiver that has a disproportionate effect on Subscriber (considered apart from any disproportionate effect owing to the aggregate principal amount of the Subscribed Notes held by such Subscriber) relative to any of the Other Subscribers or in a manner that is material and adverse to the Subscriber shall require the consent of Subscriber, (ii) any amendment to Section 7 of this Subscription Agreement shall require the consent of Subscriber and (iii) any amendment, modification or other change that alters the Purchase Price shall require the consent of Subscriber.

(i)       This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties hereto, with respect to the subject matter hereof, except that any confidentiality agreement with respect to Subscriber with information of Subscriber or its affiliates shall remain in full force and effect following the amendment, modification, waiver or termination of this Subscription Agreement.

(j)       Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. The parties hereto acknowledge and agree that the Placement Agents are an express third-party beneficiary of its express rights in Section 3, Section 4, Section 8(i) and this Section 8(j) of this Subscription Agreement.

(k)       If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(l)       This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(m)       The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties hereto and the Placement Agents, shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled to seek at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that SPAC and Pubco shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 8(m) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. Each party hereto further agrees that none of the parties hereto or the Placement Agents shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8(m), and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties acknowledge and agree that this Section 8(m) is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

(n)       This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(o)       EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(p)       The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the state courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Notwithstanding the foregoing, a final judgement in any such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 8(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(q)       This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, partner, stockholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby.

(r)       SPAC shall: (i) by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue a press release disclosing the material terms of the transactions contemplated hereby; and (ii) file with the Commission a Current Report on Form 8-K disclosing all material terms of this Subscription Agreement, the Other Subscription Agreements and the transactions contemplated hereby and thereby, and the Transactions, and including as exhibits thereto, the form of this Subscription Agreement and the Other Subscription Agreement, within the time required by the Exchange Act. From and after the issuance of such press release, SPAC represents to the Subscriber that it shall have publicly disclosed all material, non-public information regarding SPAC or Pubco delivered to the Subscriber by or on behalf of the SPAC, Pubco or any of their respective officers, directors, employees or agents (including the Placement Agents) in connection with the transactions contemplated by this Subscription Agreement. Prior to the Closing, Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SPAC and Pubco (such consent not to be unreasonably withheld or delayed). Notwithstanding anything in this Subscription Agreement to the contrary, each of SPAC and Pubco (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations, including in connection with the filing of a Registration Statement pursuant to Section 5(a), and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), SPAC or Pubco, as applicable, shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by SPAC or Pubco for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). To the extent that any such information is publicly disclosed pursuant to the provisions hereunder, the parties agree that no further notice or consent is required for SPAC or Pubco to further disclose such information.

(s)       The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Notes pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of SPAC, Pubco, or any of their respective affiliates or subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, Other Subscriber or other or investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Notes or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(t)       The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Exhibits or Annexes are to Sections, Exhibits or Annexes contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive (i.e., unless context requires otherwise “or” shall be interpreted to mean “and/or” rather than “either/or”).

(u)       Notwithstanding any other provision of this Subscription Agreement, SPAC, Pubco and any of their Representatives, as applicable, shall be entitled to deduct and withhold from the Registrable Securities and any other amount payable pursuant to this Subscription Agreement (in connection with a future share split, dividend, distribution, recapitalization, merger, exchange, or replacement) any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Subscription Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(v)       No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(w)       Each Subscriber, severally and not jointly with the other Subscribers, covenants that, neither it, nor any affiliates (as used in and construed under Rule 405 of the Securities Act) acting on its behalf or pursuant to any understanding with it will execute any purchases or sales of any of SPAC’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 8(r). Each Subscriber, severally and not jointly with the other Subscribers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the SPAC, Pubco, and the Company pursuant to the initial press release as described in Section 8(r), such Subscriber will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the SPAC and Pubco expressly acknowledge and agree that, (i) no Subscriber makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of Pubco or SPAC after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 8(r), (ii) no Subscriber shall be restricted or prohibited from effecting any transactions in any securities of the Pubco or SPAC in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 8(r) and (iii) no Subscriber shall have any duty of trust or confidentiality or duty not to trade in the securities of the Pubco or SPAC to the Pubco or SPAC after the issuance of the initial press release as described in Section 8(r).

(x)       Pubco and SPAC shall have the option to increase the number of Notes available (such Notes, the “Upsize Notes”) for purchase in the Subscription after the date here (the “Upsize Option”). Pubco and SPAC may elect to exercise the Upsize Option once prior to closing of the Transactions. In the event that Pubco and SPAC exercise the Upsize Option, each Subscriber shall have a right of first refusal to purchase its pro rata portion, based on the Purchase Price of Subscriber’s Subscribed Notes as of the date hereof relative to the aggregate Purchase Price of all of the Subscribed Notes as of the date hereof (“Pro Rata Portion”) of the Upsize Notes offered by Pubco and SPAC pursuant to the Upsize Option, on the same terms and conditions as those offered in this Subscription Agreement. Pubco and SPAC shall provide written notice (the “Upsizing Notice”) to each Subscriber promptly upon determining exercise the Upsize Option. The Upsizing Notice shall set forth the total number of Upsize Notes being offered, the price per Upsize Note, and the Subscriber’s Pro Rata Portion of the Upsize Notes. Each Subscriber shall have three (3) days from the date of receipt of the Upsizing Notice to notify Pubco and SPAC in writing of its election to purchase up to its Pro Rata Portion of the Upsize Notes offered by Pubco and SPAC pursuant to the Upsize Option. Failure to respond within such 3-day period shall be deemed a waiver of Subscriber’s election to purchase any Upsize Notes. To the extent any Subscriber elects not to purchase its full Pro Rata Portion of the Upsize Notes offered by Pubco and SPAC pursuant to the Upsize Option (each, a “Declining Subscriber”), such Declining Subscriber’s Upsize Notes may be reallocated by Pubco and SPAC among the remaining Subscribers who have exercised their rights pursuant to this section (each, a “Participating Subscriber”) and wish to purchase additional Upsize Notes, in proportion to their respective Pro Rata Portion (or as otherwise agreed by the Participating Subscribers and Pubco).

[Signature pages follow.]

IN WITNESS WHEREOF, each of Pubco and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

PROCAP FINANCIAL, INC.

By:
Name:
Title:

Address for Notices:
600 Lexington Ave., Floor 2
New York, NY 10022

Columbus Circle Capital Corp I

By:
Name:
Title:

Address for Notices:
3 Columbus Circle, 24th Floor
New York, NY 10019

Signature Page to ProCap Financial, Inc. - Convertible Note Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:

By: ________________________________

Name:

Title:

Date: _______________________________

Name of Subscriber:

___________________________________

(Please print. Please indicate name and

capacity of person signing above)

____________________________________

Name in which shares are to be registered

(if different):

Email Address: _______________________

Subscriber’s EIN:

__________________________

Jurisdiction of residency: __________________________

Aggregate Principal Amount of Subscribed

Notes subscribed for:

Aggregate Purchase Price: $______________

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account of Pubco specified by Pubco in the Closing Notice.

Signature Page to ProCap Financial, Inc. - Convertible Note Subscription Agreement

ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

[***]

ANNEX B

FORM OF NOTICE TO BE DELIVERED PURSUANT TO SECTION 8

[***]

EXHIBIT A

Indenture

[***]

EXHIBIT B

Collateral Agreement

[***]

EXHIBIT C

Summary of Risks

[***]

34